EXHIBIT 99.1


                              LETTER OF TRANSMITTAL
                             FRENCH FRAGRANCES, INC.

                     103/8% Senior Notes due 2007, Series A
                                 in Exchange for
                     103/8% Senior Notes due 2007, Series B

THE EXCHANGE  OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON , 1997 (THE
"EXPIRATION DATE") UNLESS EXTENDED BY FRENCH FRAGRANCES, INC.
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                                 EXCHANGE AGENT:
                               MARINE MIDLAND BANK

       BY HAND/OVERNIGHT COURIER:                            BY MAIL:
          Marine Midland Bank                      (INSURED OR REGISTERED RECOMMENDED)
        140 Broadway, Level A                            Marine Midland Bank
     New York, New York 10005-1180                      140 Broadway, Level A
       Attention: Paulette Shaw                      New York, New York 10005-1180
                                                       Attention: Paulette Shaw

                                 BY FACSIMILE:
                                 (212) 658-2292
                        (For Eligible Institutions Only)
                                 BY TELEPHONE:
                                 (212) 658-5931

         DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION VIA A FACSIMILE TRANSMISSION TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

         The undersigned acknowledges receipt of the Prospectus dated _______________, 1997 (the "Prospectus") of French Fragrances, Inc. (the "Company"), and this Letter of Transmittal (the "Letter of Transmittal"), which together describe the Company's offer (the "Exchange Offer") to exchange $1,000 in principal amount of its new 10 3/8% Senior Notes due 2007, Series B (the "Exchange Notes") for each $1,000 in principal amount of outstanding 10 3/8% Senior Notes due 2007, Series A (the "Initial Notes"). The terms of the Exchange Notes are identical in all material respects (including principal amount, interest rate and maturity) to the terms of the Initial Notes for which they may be exchanged pursuant to the Exchange Offer, except that the Exchange Notes are freely transferable by holders thereof (except as provided herein or in the Prospectus) and are not subject to any covenant regarding registration under the Securities Act of 1933, as amended (the "Securities Act").

         The undersigned has checked the appropriate boxes below and signed this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer.

         PLEASE READ THE ENTIRE LETTER OF TRANSMITTAL AND THE PROSPECTUS
                     CAREFULLY BEFORE CHECKING ANY BOX BELOW

YOUR BANK OR BROKER CAN ASSIST YOU IN COMPLETING THIS FORM. THE INSTRUCTIONS INCLUDED WITH THIS LETTER OF TRANSMITTAL MUST BE FOLLOWED. QUESTIONS AND REQUESTS FOR ASSISTANCE OR FOR ADDITIONAL COPIES OF THE PROSPECTUS AND THIS LETTER OF TRANSMITTAL MAY BE DIRECTED TO THE EXCHANGE AGENT.

         List below the Initial Notes to which this Letter of Transmittal relates. If the space provided below is inadequate, the Certificate Numbers and
Principal Amounts should be listed on a separate signed schedule affixed hereto.
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                                      DESCRIPTION OF INITIAL NOTES TENDERED HEREWITH
-------------------------------------------------------------------------------------------------------------------------
                                                                                   AGGREGATE
                                                                                PRINCIPAL AMOUNT             PRINCIPAL
NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)        CERTIFICATE                REPRESENTED                 AMOUNT
           (PLEASE FILL IN)                             NUMBER(S)*             BY INITIAL NOTES*            TENDERED**
-------------------------------------------------------------------------------------------------------------------------
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-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

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-------------------------------------------------------------------------------------------------------------------------
                                            Total
-------------------------------------------------------------------------------------------------------------------------
      *  Need not be completed by book-entry holders.
     **  Unless otherwise indicated,  the holder will be deemed to have tendered the full aggregate  principal amount represented by such Initial Notes.
         See instruction 2.
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



         This Letter of Transmittal is to be used either if certificates representing Initial Notes are to be forwarded herewith or if delivery of Initial Notes is to be made by book-entry transfer to an account maintained by the Exchange Agent at The Depository Trust Company (the "Book-Entry Transfer Facility"), pursuant to the procedures set forth in "The Exchange Offer-Procedures for Tendering Initial Notes" in the Prospectus. Delivery of documents to the Book-Entry Transfer Facility does not constitute delivery to the Exchange Agent.

         Holders whose Initial Notes are not immediately available or who cannot deliver their Initial Notes and all other documents required hereby to the Exchange Agent on or prior to the Expiration Date must tender their Initial Notes according to the guaranteed delivery procedure set forth in the Prospectus under the caption "The Exchange Offer-Procedures for Tendering Initial Notes."

[ ] CHECK HERE IF TENDERED INITIAL NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO AN ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:
     Name of Tendering Institution_____________________________________________

[ ]  The Depository Trust Company
     Account Number)___________________________________________________________
     Transaction Code Number___________________________________________________

[ ] CHECK HERE IF TENDERED INITIAL NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY AND COMPLETE THE FOLLOWING:
     Name of Registered Holder(s)______________________________________________
     Name of Eligible Institution that Guaranteed Delivery_____________________ Date of Execution of Notice of Guaranteed Delivery________________________ If Delivered by Book-Entry Transfer:
     Account Number____________________________________________________________

[ ] CHECK HERE IF EXCHANGE NOTES ARE TO BE DELIVERED TO PERSON OTHER THAN PERSON SIGNING THE LETTER OF TRANSMITTAL:
     Name______________________________________________________________________
                                    (Please Print)

     Address___________________________________________________________________
                                 (Including Zip Code)

[ ] CHECK HERE IF EXCHANGE NOTES ARE TO BE DELIVERED TO ADDRESS DIFFERENT FROM THAT LISTED ELSEWHERE IN THIS LETTER OF TRANSMITTAL:
     Address___________________________________________________________________
                                 (Including Zip Code)

[ ] CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THIS PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS
     THERETO:

     Name______________________________________________________________________
     Address___________________________________________________________________

     If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of Exchange Notes. If the undersigned is a broker-dealer that will receive Exchange Notes for its own account in exchange for Initial Notes that were acquired as result of market-making activities or other trading activities (other than Initial Notes acquired directly from the Company), it acknowledges that it will deliver a prospectus in connection with any resale of such Exchange Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act. Any holder who is an "affiliate" of the Company or who has an arrangement or understanding with respect to the distribution of the Exchange Notes to be acquired pursuant to the Exchange Offer, or any broker-dealer who purchased Initial Notes from the Company to resell pursuant to Rule 144A under the Securities Act or any other available exemption under the Securities Act must comply with the registration and prospectus delivery requirements under the Securities Act.

               PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

     Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Company the above-described principal amount of Initial Notes indicated above. Subject to, and effective upon, the acceptance for exchange of the Initial Notes tendered herewith, the undersigned hereby exchanges, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to such Initial Notes. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that said Exchange Agent acts as the agent of the Company, in connection with the Exchange Offer) to cause the Initial Notes to be assigned, transferred and exchanged. The undersigned represents and warrants that it has full power and authority to tender, exchange, assign and transfer the Initial Notes and to acquire Exchange Notes issuable upon the exchange of such tendered Initial Notes, and that, when the same are accepted for exchange, the Company will acquire good and unencumbered title to the tendered Initial Notes, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim. The undersigned also warrants that it will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Company to be necessary or desirable to complete the exchange, assignment and transfer of tendered Initial Notes or transfer ownership of such Initial Notes on the account books maintained by the Book-Entry Transfer Facility. The undersigned further agrees that acceptance of any and all validly tendered Initial Notes by the Company and the issuance of Exchange Notes in exchange therefor shall constitute performance in full by the Company of its obligations under the Registration Rights Agreement (as defined in the Prospectus) and that the Company shall have no further obligations or liabilities with respect to provisions thereof that by their terms terminate or cease to have effectiveness as a result of the making of, and the acceptance for exchange of all validly tendered Initial Notes pursuant to, the Exchange Offer.

     The Exchange Offer is subject to the absence of certain conditions as set forth in the Prospectus under the caption "The Exchange Offer-Certain Conditions to the Exchange Offer." The undersigned recognizes that as a result of these conditions (the occurrence of which may be waived, in whole or in part, by the Company), as more particularly set forth in the Prospectus, the Company may not be required to exchange any of the Initial Notes tendered hereby and, in such event, the Initial Notes not exchanged will be returned to the undersigned at the address shown above. In addition, the Company may amend the Exchange Offer at any time prior to the Exchange Date if any of the conditions set forth under "The Exchange Offer-Certain Conditions to the Exchange Offer" occur. By tendering, each holder of Initial Notes represents that the Exchange Notes acquired in the exchange will be obtained in the ordinary course of such holder's business (and not in exchange for Initial Notes acquired directly from the Company), that such holder has no arrangement with any person to participate in the distribution of such Exchange Notes, that such holder is not an "affiliate" of the Company within the meaning of Rule 405 under the Securities Act and that such holder is not engaged in, and does not intend to engage in, a distribution of the Exchange Notes. Any holder of Initial Notes who is an affiliate of the Company, who is a broker-dealer who purchased Initial Notes from the Company to resell pursuant to Rule 144A or any other available exemption under the Securities Act, or who is using the Exchange Offer to participate in a distribution of the Exchange Notes (i) cannot rely on the position of the staff of the Securities and Exchange Commission (the "Commission") enunciated in its interpretive letter with respect to Exxon Capital Holdings Corporation (available May 13, 1988) or similar letters and
(ii) must comply with the registration and prospectus requirements of the Securities Act in connection with a secondary resale transaction.

     If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of Exchange Notes and has no arrangement or understanding to participate in a distribution of Exchange Notes. If the undersigned is a broker-dealer that will receive Exchange Notes for its own account in exchange for Initial Notes that were acquired as a result of market-making activities or other trading activities (other than Initial Notes acquired directly from the Company), it acknowledges that it will deliver a prospectus in connection with any resale of such Exchange Notes, however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

     All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs, legal representatives, successors, assigns, executors and administrators of the undersigned. Tendered Initial Notes may be withdrawn at any time prior to the Expiration Date in accordance with the terms of this Letter of Transmittal. See Instruction 2.

     Certificates for all Exchange Notes delivered in exchange for tendered Initial Notes and any Initial Notes delivered herewith but not exchanged, and registered in the name of the undersigned, shall be delivered to the undersigned at the address shown below the signature of the undersigned.

                           TENDER HOLDER(S) SIGN HERE
                   (Complete accompanying substitute Form W-9)

_______________________________________________________________________________
_______________________________________________________________________________
                            Signature(s) of Holder(s)


Dated_________________________  Area Code and Telephone Number__________________

(Must be signed by registered holder(s) exactly as name(s) appear(s) on certificate(s) for Initial Notes. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth the full title of such person.) See Instruction 3.

Name(s)________________________________________________________________________
_______________________________________________________________________________
                                 (Please Print)

Capacity (full title)__________________________________________________________
Address________________________________________________________________________
                              (Including Zip Code)

Area Code and Telephone No.____________________________________________________
Taxpayer Identification No.____________________________________________________

                            GUARANTEE OF SIGNATURE(S)
                         (IF REQUIRED-SEE INSTRUCTION 3)

Authorized Signature___________________________________________________________
Name___________________________________________________________________________
Title__________________________________________________________________________
Address________________________________________________________________________
Name of Firm___________________________________________________________________
Area Code and Telephone No.____________________________________________________
Dated__________________________________________________________________________

                                  INSTRUCTIONS
         FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

1.  Delivery Of This Letter Of Transmittal And Certificates.

     A holder of Initial Notes may tender the same by (i) properly completing and signing this Letter of Transmittal or a facsimile hereof (all references in the Prospectus to the Letter of Transmittal shall be deemed to include a facsimile thereof) and delivering the same, together with the certificate or certificates representing the Initial Notes being tendered and any required signature guarantees and any other document required by this Letter of Transmittal, to the Exchange Agent at its address set forth above on or prior to the Expiration Date (or complying with the procedure for book-entry transfer described below) or (ii) complying with the guaranteed delivery procedures described below.

     The method of delivery of this Letter of Transmittal, the Initial Notes and any other required documents is at the election and risk of the holder, and except as otherwise provided below, the delivery will be deemed made only when actually received or confirmed by the Exchange Agent. If such delivery is by mail, it is suggested that registered mail with return receipt requested, properly insured, be used. In all cases sufficient time should be allowed to permit timely delivery. No Initial Notes or Letters of Transmittal should be sent to the Company.

     If tendered Initial Notes are registered in the name of the signer of the Letter of Transmittal and the Exchange Notes to be issued in exchange therefor are to be issued (and any untendered Initial Notes are to be reissued) in the name of the registered holder (which term, for the purposes described herein, shall include any participant in The Depository Trust Company (also referred to as a "Book-Entry Transfer Facility") whose name appears on a security listing as the owner of Initial Notes), the signature of such signer need not be guaranteed. In any other case, the tendered Initial Notes must be endorsed or accompanied by written instruments of transfer in form satisfactory to the Company and duly executed by the registered holder, and the signature on the endorsement or instrument of transfer must be guaranteed by a bank, broker, dealer, credit union, savings association, clearing agency or other institution (each an "Eligible Institution") that is a member of a recognized signature guarantee medallion program within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended. If the Exchange Notes and/or Initial Notes not exchanged are to be delivered to an address other than that of the registered holder appearing on the note register for the Initial Notes, the signature on the Letter of Transmittal must be guaranteed by an Eligible Institution.

     The Exchange Agent will make a request within two business days after the date of receipt of this Prospectus to establish accounts with respect to the Initial Notes at the Book-Entry Transfer Facility for the purpose of facilitating the Exchange Offer, and subject to the establishment thereof, any financial institution that is a participant in the Book-Entry Transfer Facility's system may make book-entry delivery of Initial Notes by causing such Book-Entry Transfer Facility to transfer such Initial Notes into the Exchange Agent's account with respect to the Initial Notes in accordance with the Book-Entry Transfer Facility's procedures for such transfer. Although delivery of Initial Notes may be effected through book-entry transfer into the Exchange Agent's account at the Book-Entry Transfer Facility, an appropriate Letter of Transmittal with any required signature guarantee and all other required documents must in each case be transmitted to and received or confirmed by the Exchange Agent on or prior to the Expiration Date, or, if the guaranteed delivery procedures described below are complied with, within the time period provided under such procedures.

     If a holder desires to tender Initial Notes in the Exchange Offer and time will not permit a Letter of Transmittal or Initial Notes to reach the Exchange Agent before the Expiration Date or the procedure for book-entry transfer cannot be completed on a timely basis, a tender may be effected if the Exchange Agent has received on or prior to the Expiration Date, a letter, telegram or facsimile transmission (receipt confirmed by telephone and an original delivered by guaranteed overnight courier) from an Eligible Institution setting forth the name and address of the tendering holder, the names in which the Initial Notes are registered and, if possible, the certificate numbers of the Initial Notes to be tendered, and stating that the tender is being made thereby and guaranteeing that within three business days after the Expiration Date, the Initial Notes in proper form for transfer (or a confirmation of book-entry transfer of such Initial Notes into the Exchange Agent's account at the book-entry transfer facility), will be delivered by such Eligible Institution together with a properly completed and duly executed Letter of Transmittal (and any other required documents). Unless Initial Notes being tendered by the above-described method are deposited with the Exchange Agent within the time period set forth above (accompanied or preceded by a properly completed Letter of Transmittal and any other required documents), the Company may, at its option, reject the tender. Copies of the notice of guaranteed delivery ("Notice of Guaranteed Delivery") which may be used by Eligible Institutions for the purposes described in this paragraph are available from the Exchange Agent.

     A tender will be deemed to have been received as of the date when (i) the tendering holder's properly completed and duly signed Letter of Transmittal accompanied by the Initial Notes (or a confirmation of book-entry transfer of such Initial Notes into the Exchange Agent's account at the Book-Entry Transfer Facility) is received by the Exchange Agent, or (ii) a Notice of Guaranteed Delivery or letter, telegram or facsimile transmission to similar effect (as provided above) from an Eligible Institution is received by the Exchange Agent. Issuances of Exchange Notes in exchange for Initial Notes tendered pursuant to a Notice of Guaranteed Delivery or letter, telegram or facsimile transmission to similar effect

(as provided above) by an Eligible Institution will be made only against deposit of the Letter of Transmittal (and any other required documents) and the tendered Initial Notes.

     If the Letter of Transmittal is signed by a person or persons other than the registered holder or holders of Initial Notes, such Initial Notes must be endorsed or accompanied by appropriate powers of attorney, in either case signed exactly as the name or names of the registered holder or holders appear on the Initial Notes.

     No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders, by execution of this Letter of Transmittal (or facsimile thereof), shall waive any right to receive notice of the acceptance of the Initial Notes for exchange.

2.  Partial Tenders; Withdrawals.

     If less than the entire principal amount of Initial Notes evidenced by a submitted certificate is tendered, the tendering holder should fill in the principal amount tendered in the box entitled "Principal Amount Tendered." A newly issued certificate for the principal amount of Initial Notes submitted but not tendered will be sent to such holder as soon as practicable after the Exchange Date. All Initial Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise clearly indicated.

     For a withdrawal to be effective, a written notice of withdrawal sent by telegram, facsimile transmission (receipt confirmed by telephone) or letter must be received by the Exchange Agent at the address set forth herein prior to the Expiration Date. Any such notice of withdrawal must (i) specify the name of the person having tendered the Initial Notes to be withdrawn (the "Depositor"), (ii) identify the Initial Notes to be withdrawn (including the certificate number or numbers and principal amount of such Initial Notes), (iii) specify the principal amount of Initial Notes to be withdrawn, (iv) include a statement that such holder is withdrawing his election to have such Initial Notes exchanged, (v) be signed by the holder in the same manner as the original signature on the Letter of Transmittal by which such Initial Notes were tendered or as otherwise described above (including any required signature guarantees) or be accompanied by documents of transfer sufficient to have the Trustee under the Indenture register the transfer of such Initial Notes into the name of the person withdrawing the tender and (vi) specify the name in which any such Initial Notes are to be registered, if different from that of the Depositor. The Exchange Agent will return the properly withdrawn Initial Notes promptly following receipt of notice of withdrawal. If Initial Notes have been tendered pursuant to the procedure for book-entry transfer, any notice of withdrawal must specify the name and number of the account at the Book-Entry Transfer Facility to be credited with the withdrawn Initial Notes or otherwise comply with the Book-Entry Transfer Facility's procedure. All questions as to the validity of notices of withdrawals, including time of receipt, will be determined by the Company in its sole discretion and such determination will be final and binding on all parties.

     Any Initial Notes so withdrawn will be deemed not to have been validly tendered for exchange for purposes of the Exchange Offer. Any Initial Notes which have been tendered for exchange but which are not exchanged for any reason will be returned to the holder thereof without cost to such holder (or, in the case of Initial Notes tendered by book-entry transfer into the Exchange Agent's account at the Book-Entry Transfer Facility pursuant to the book-entry transfer procedures described above, such Initial Notes will be credited to an account with such Book-Entry Transfer Facility specified by the holder) as soon as practicable after withdrawal, rejection of tender or termination of the Exchange Offer. Properly withdrawn Initial Notes may be retendered by following one of the procedures described under the caption "Procedures for Tendering Initial Notes" in the Prospectus at any time on or prior to the Expiration Date.

3. Signature On This Letter Of Transmittal; Written Instruments And Endorsements; Guarantee Of Signatures.

     If this Letter of Transmittal is signed by the registered holder(s) of the Initial Notes tendered hereby, the signature must correspond with the name(s) as written on the face of the certificates without alteration, enlargement or any change whatsoever.

     If any of the Initial Notes tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

     If a number of Initial Notes registered in different names are tendered, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal as there are different registrations of Initial Notes.

     When this Letter of Transmittal is signed by the registered holder or holders (which term, for the purposes described herein, shall include the Book-Entry Transfer Facility whose name appears on a security listing as the owner of the Initial Notes) of Initial Notes listed and tendered hereby, no endorsements of certificates or separate written instruments of transfer or exchange are required.

     If this Letter of Transmittal is signed by a person other than the registered holder or holder of the Initial Notes listed, such Initial Notes must be endorsed or accompanied by separate written instruments of transfer or exchange in form satisfactory to the Company and duly executed by the registered holder, in either case signed exactly as the name or names of the registered holder or holders appear(s) on the Initial Notes.

     If this Letter of Transmittal, any certificates or separate written instruments of transfer or exchange are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, proper evidence satisfactory to the Company of their authority so to act must be submitted.

     Endorsements on certificates or signatures on separate written instruments of transfer or exchange required by this Instruction 3 must be guaranteed by an Eligible Institution.

     Signatures on this Letter of Transmittal need not be guaranteed by an Eligible Institution, provided the Initial Notes are tendered: (i) by a registered holder of such Initial Notes, for the holder of such Initial Notes; or (ii) for the account of an Eligible Institution.

4.  Transfer Taxes.

     The Company shall pay all transfer taxes, if any, applicable to the transfer and exchange of Initial Notes to it or its order pursuant to the Exchange Offer. If, however, certificates representing Exchange Notes or Initial Notes for principal amounts not tendered or accepted for exchange are to be delivered to, or are to be issued in the name of, any person other than the registered holder of the Initial Notes tendered, or if tendered Initial Notes are registered in the name of any person other than the person signing the Letter of Transmittal, or if a transfer tax is imposed for any reason other than the exchange of Initial Notes pursuant to the Exchange Offer, then the amount of any such transfer taxes (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exception therefrom is not submitted herewith the amount of such transfer taxes will be billed directly to such tendering holder.

     Except as provided in this Instruction 4, it will not be necessary for transfer tax stamps to be affixed to the Initial Notes listed in this Letter of Transmittal.

5.  Waiver Of Conditions.

     The Company reserves the right to waive in its sole discretion, in whole or in part, any of the conditions to the Exchange Offer set forth in the Prospectus.

6.  Mutilated, Lost, Stolen Or Destroyed Initial Notes.

     Any holder whose Initial Notes have been mutilated, lost, stolen or destroyed, should contact the Exchange Agent at the address indicated above for further instructions.

7.  Substitute Form W-9.

     Each holder of Initial Notes whose Initial Notes are accepted for exchange (or other payee) is required to provide a correct taxpayer identification number ("TIN"), generally the holder's Social Security or federal employer identification number, and with certain other information, on Substitute Form W-9, which is provided under "Important Tax Information" below, and to certify that the holder (or other payee) is not subject to backup withholding. Failure to provide the information on the Substitute Form W-9 may subject the holder (or other payee) to a $50 penalty imposed by the Internal Revenue Service and 31% federal income tax backup withholding on payments made in connection with the Exchange Notes. The box in Part 3 of the Substitute Form W-9 may be checked if the holder (or other payee) has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked and a TIN is not provided by the time any payment is made in connection with the Exchange Notes, 31% of all such payments will be withheld until a TIN is provided.

8.  Requests For Assistance Or Additional Copies.

     Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus and this Letter of Transmittal, may be directed to the Exchange Agent at the address and telephone number set forth above. In addition, all questions relating to the Exchange Offer, as well as requests for assistance or additional copies of the Prospectus and this Letter of Transmittal, may be directed to French Fragrances, Inc., 14100 N.W. 60th Avenue, Miami Lakes, Florida 33014, Attention: Corporate Secretary (telephone 305-818-8000).

     IMPORTANT: THIS LETTER OF TRANSMITTAL OR A FACSIMILE HEREOF (TOGETHER WITH CERTIFICATES FOR INITIAL NOTES OR CONFIRMATION OF BOOK-ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS) OR A NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE EXCHANGE AGENT ON OR PRIOR TO THE EXPIRATION DATE.

                            IMPORTANT TAX INFORMATION

     Under U.S. Federal income tax law, a holder of Initial Notes whose Initial Notes are accepted for exchange may be subject to backup withholding unless the holder provides Marine Midland Bank (as payor) (the "Paying Agent"), through the Exchange Agent, with either (i) such holder's correct taxpayer identification number ("TIN") on Substitute Form W-9 attached hereto, certifying that the TIN provided on Substitute Form W-9 is correct (or that such holder of Initial Notes is awaiting a TIN) and that (A) the holder of Initial Notes has not been notified by the Internal Revenue Service that he or she is subject to backup withholding as a result of a failure to report all interest or dividends or (B) the Internal Revenue Service has notified the holder of Initial Notes that he or she is no longer subject to backup withholding; or (ii) an adequate basis for exemption from backup withholding. If such holder of Initial Notes is an individual, the TIN is such holder's social security number. If the Paying Agent is not provided with the correct taxpayer identification number, the holder of Initial Notes may be subject to certain penalties imposed by the Internal Revenue Service.

     Certain holders of Initial Notes (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. Exempt holders of Initial Notes should indicate their exempt status on Substitute Form W-9. In order for a foreign individual to qualify as an exempt recipient, the holder must submit a Form W-8, signed under penalties of perjury, attesting to that individual's exempt status. A Form W-8 can be obtained from the Paying Agent. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for more instructions.

     If backup withholding applies, the Paying Agent is required to withhold 31% of any such payments made to the holder of Initial Notes or other payee. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

     The box in Part 3 of the Substitute Form W-9 may be checked if the surrendering holder of Initial Notes has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked, the holder of Initial Notes or other payee must also complete the Certificate of Awaiting Taxpayer Identification Number below in order to avoid backup withholding. Notwithstanding that the box in Part 3 is checked and the Certificate of Awaiting Taxpayer Identification Number is completed, the Paying Agent will withhold 31% of all payments made prior to the time a properly certified TIN is provided to the Paying Agent.

     The holder of Initial Notes is required to give the Paying Agent the TIN (e.g., social security number or employer identification number) of the record owner of the Initial Notes. If the Initial Notes are in more than one name or are not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

__________________________________________________________________________________________________________________________________

                                  PAYOR'S NAME: MARINE MIDLAND BANK, AS PAYING AGENT
__________________________________________________________________________________________________________________________________
                                        Part 1-PLEASE PROVIDE YOUR TIN IN       Social Security number(s) or Employer
                                        THE BOX AT RIGHT AND CERTIFY BY         Identification Number(s)
SUBSTITUTE                              SIGNING AND DATING BELOW.               __________________________________________________
                                        __________________________________________________________________________________________
FORM W-9
DEPARTMENT OF THE TREASURY                PART 2-Certification-Under  penalties of perjury, I certify that:
INTERNAL REVENUE SERVICE
                                          (1)  The number shown on this form is my correct taxpayer identification number  (or  I  am  waiting  for  a number to be issued for me), and

                                          (2)  I am  not  subject  to backup withholding because:  (a) I am
PAYOR'S REQUEST FOR                            exempt from backup withholding, or (b) I have not been notified by
TAXPAYER IDENTIFICATION                        Internal Revenue Service ("IRS") that I am subject to backup
NUMBER ("TIN")                                 withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.

                                        Certification Instructions-You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of under reporting interest or dividends on your tax return.
                                        __________________________________________________________________________________________
                                        Signature _____________________________

                                                                                        PART 3-Awaiting TIN [ ]
                                        Date___________________________________
__________________________________________________________________________________________________________________________________

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN A $50 PENALTY IMPOSED BY THE INTERNAL REVENUE SERVICE AND BACKUP WITHHOLDING OF 31% OF ANY CASH PAYMENTS MADE TO YOU. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

         YOU MUST COMPLETE THE FOLLOWING  CERTIFICATE  IF YOU CHECKED THE BOX IN
         PART 3 OF THE SUBSTITUTE FORM W-9.

_______________________________________________________________________________

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

     I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 31% of all reportable cash payments made to me thereafter will be withheld until I provide a taxpayer identification number.

_________________________________________            __________________________
               Signature                                        Date

_______________________________________________________________________________